Exhibit 19.15.10
Consent of Qualified Person
I, Richard Peattie, in connection with the “Kibali Gold Mine, Democratic Republic of Congo, Technical Report Summary” dated 31 December 2025 (the “Technical Report Summary”) as required by Item 601(b)(96) of Regulation S-K and filed as an exhibit to AngloGold Ashanti plc’s (“AngloGold Ashanti”) annual report on Form 20-F for the year ended 31 December 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”) pursuant to Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“1300 Regulation S-K”), consent to:

•the public filing and use of the Technical Report Summary as an exhibit to the Form 20-F;

•the use of and reference to my name, including my status as an expert or “Qualified Person” (as defined in 1300 Regulation S-K) in connection with the Form 20-F and Technical Report Summary;

•any extracts from, or summary of, the Technical Report Summary in the Form 20-F and the use of any information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that is included or incorporated by reference into the Form 20-F; and

•the incorporation by reference of the above items as included in the Form 20-F into AngloGold Ashanti's registration statements on Form S-8 (Registration Nos. 333-274681 and 333-278925) (and any amendments or supplements thereto).

Date: 26 March 2026

/s/ Richard Peattie

Richard Peattie

Exhibit 19.15.10
Consent of Qualified Person
I, Derek Holm, in connection with the “Kibali Gold Mine, Democratic Republic of Congo, Technical Report Summary” dated 31 December 2025 (the “Technical Report Summary”) as required by Item 601(b)(96) of Regulation S-K and filed as an exhibit to AngloGold Ashanti plc’s (“AngloGold Ashanti”) annual report on Form 20-F for the year ended 31 December 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”) pursuant to Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“1300 Regulation S-K”), consent to:

•the public filing and use of the Technical Report Summary as an exhibit to the Form 20-F;

•the use of and reference to my name, including my status as an expert or “Qualified Person” (as defined in 1300 Regulation S-K) in connection with the Form 20-F and Technical Report Summary;

•any extracts from, or summary of, the Technical Report Summary in the Form 20-F and the use of any information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that is included or incorporated by reference into the Form 20-F; and

•the incorporation by reference of the above items as included in the Form 20-F into AngloGold Ashanti's registration statements on Form S-8 (Registration Nos. 333-274681 and 333-278925) (and any amendments or supplements thereto).

Date: 26 March 2026

/s/ Derek Holm

Derek Holm